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                                                                    EXHIBIT 10.2

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                  AMENDED AND RESTATED COMPLETION GUARANTY AGREEMENT

                                     BY AND AMONG

                                ACCURIDE CORPORATION,

                           ACCURIDE DE MEXICO, S.A. DE C.V.

                                         and

                  CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK,

                                      as Lender

                              Dated as of July 16, 1999

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                                          2

                                  TABLE OF CONTENTS


SECTION                                                                     PAGE
PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                               ARTICLE I    COMPLETION
     SECTION 1.01   COMPLETION . . . . . . . . . . . . . . . . . . . . . . . . 2
     SECTION 1.02   COMPLETION CERTIFICATES. . . . . . . . . . . . . . . . . . 2
     SECTION 1.03   COMPLETION UNDERTAKING . . . . . . . . . . . . . . . . . . 2
     SECTION 1.04   WAIVER OF COMPLETION CONDITIONS. . . . . . . . . . . . . . 2
     SECTION 1.05   COMPLETION OF NON-CONFORMING PLANT . . . . . . . . . . . . 3

                            ARTICLE II   FUNDS TO COMPLETE
     SECTION 2.01   FUNDS TO COMPLETE. . . . . . . . . . . . . . . . . . . . . 3
     SECTION 2.02   NOTICE OF DEFAULT. . . . . . . . . . . . . . . . . . . . . 4
     SECTION 2.03   OBLIGATIONS ABSOLUTE . . . . . . . . . . . . . . . . . . . 4
     SECTION 2.04   WAIVERS AND ACKNOWLEDGMENTS. . . . . . . . . . . . . . . . 5
     SECTION 2.05   SEPARATE UNDERTAKING . . . . . . . . . . . . . . . . . . . 6
     SECTION 2.06   RELEASE UPON PREPAYMENT OF ADVANCES. . . . . . . . . . . . 6
     SECTION 2.07.  COMPLETION GUARANTY NOT APPLICABLE TO OBLIGATIONS UNDER THE
                   CREDIT AGREEMENT OR THE NOTES . . . . . . . . . . . . . . . 6

                      ARTICLE III    TERMINATION OF OBLIGATIONS
     SECTION 3.01   TERMINATION UPON COMPLETION. . . . . . . . . . . . . . . . 7
     SECTION 3.02   TERMINATION PRIOR TO COMPLETION. . . . . . . . . . . . . . 7
     SECTION 3.03   EFFECT OF TERMINATION. . . . . . . . . . . . . . . . . . . 7

                     ARTICLE IV    REPRESENTATIONS AND WARRANTIES
     SECTION 4.01   REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. . . . . 7

                                ARTICLE V    COVENANTS
     SECTION 5.01   COVENANTS OF THE SHAREHOLDER . . . . . . . . . . . . . . . 9

                          ARTICLE VI    COMPLETION DEFAULTS
     SECTION 6.01   COMPLETION DEFAULTS. . . . . . . . . . . . . . . . . . . .11


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                                          3

     SECTION 6.02   COMPLETION DEFAULT REMEDIES. . . . . . . . . . . . . . . .12

                             ARTICLE VII    MISCELLANEOUS
     SECTION 7.01   AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . .12
     SECTION 7.02   NOTICES, ETC.. . . . . . . . . . . . . . . . . . . . . . .12
     SECTION 7.03   NO WAIVER; REMEDIES. . . . . . . . . . . . . . . . . . . .13
     SECTION 7.04   BINDING EFFECT . . . . . . . . . . . . . . . . . . . . . .13
     SECTION 7.05   EXECUTION IN COUNTERPARTS. . . . . . . . . . . . . . . . .13
     SECTION 7.06  [Intentionally omitted] . . . . . . . . . . . . . . . . . .13
     SECTION 7.07   JURISDICTION, ETC. . . . . . . . . . . . . . . . . . . . .13
     SECTION 7.08   JUDGMENT . . . . . . . . . . . . . . . . . . . . . . . . .14
     SECTION 7.09   GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . .15
     SECTION 7.10   THIRD PARTY BENEFICIARIES. . . . . . . . . . . . . . . . .15
     SECTION 7.11   ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . .15
     SECTION 7.12   WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . .15

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

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                                          4

                  AMENDED AND RESTATED COMPLETION GUARANTY AGREEMENT


          This Amended and Restated Completion Guaranty Agreement (this "AGREEMENT"), dated as of July 16, 1999, is made by and among ACCURIDE CORPORATION, a Delaware corporation ("ACCURIDE", or the "SHAREHOLDER"), ACCURIDE DE MEXICO, S.A. DE C.V., a corporation organized and existing under the laws of the United Mexican States (the "BORROWER"), and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as Lender (the "LENDER") party to the Credit Agreement (as defined below).

          PRELIMINARY STATEMENTS:

          (1) The Borrower and the Lender have entered into that certain Credit Agreement dated as of July 9, 1998 (such Credit Agreement, as it hereafter may be amended, supplemented or otherwise modified from time to time, being referred to herein as the "CREDIT AGREEMENT"; capitalized terms defined in the Credit Agreement and not otherwise defined herein will be used herein as defined in the Credit Agreement.

          (2) The Borrower, Accuride, a 51% owner of the Borrower, and Industria Automotriz, S.A. de C.V., a corporation organized and existing under the laws of the United Mexican States and a 49% owner of the Borrower ("IASA"), entered into the Completion Guaranty Agreement dated as of July 9, 1998 (the "ORIGINAL COMPLETION GUARANTY") in favor of the Lender.

          (3) Accuride has proposed to purchase IASA's ownership interests in the Borrower, and the Borrower, Accuride and IASA have requested that the Lender consent to release IASA from its obligations under the Original Completion Guaranty by executing a Consent dated as of the date hereof (the "Consent") among the Borrower, Accuride, IASA and the Lender.

          (4) It is a condition precedent to the effectiveness of the Consent by the Lender to the release of IASA from its obligations under the Original Completion Guaranty that Accuride, as the sole Shareholder, and the Borrower shall have executed and delivered this Agreement.

          NOW, THEREFORE, in consideration of the premises, the Shareholder, the Borrower and the Lender hereby agree as follows:

                                      ARTICLE I

                                      COMPLETION

          SECTION 1.01 COMPLETION. Subject to Section 1.05 hereof, completion of the Plant (the "COMPLETION") shall occur on the first date (the "COMPLETION DATE") on which the Lender receives from the Borrower all of the certificates contemplated by Section 1.02 hereof. The Completion Certificates required by
Section 1.02 may be delivered together or separately in any order and at any time and from time to time on or prior to the Completion Date, PROVIDED THAT the Legal Conditions Certificate referred to in clause (c) of Section 1.02 and the Insurance Certificate referred to in clause (d) of Section 1.02 shall be dated as of a date not earlier than the latest of the dates of the Physical Facilities Certificate referred to in clause (a) of Section 1.02 and the Operations Certificate referred to in clause (b) of Section 1.02.

          SECTION 1.02 COMPLETION CERTIFICATES. Completion shall occur on the first date on which the Lender receives from the Borrower all of the following certificates:

          (a) PHYSICAL FACILITIES CERTIFICATE. A certificate of the Borrower, executed by a Senior Officer and acknowledged by the Independent Engineer, substantially in the form set forth in Appendix A-1.

          (b) OPERATIONS CERTIFICATE. A certificate of the Borrower, executed by a Senior Officer and acknowledged by the Independent Engineer, substantially in the form set forth in Appendix A-2.

          (c) LEGAL CONDITIONS CERTIFICATE. A certificate of the Borrower, executed by a Senior Officer, substantially in the form set forth in Appendix A-3.

          (d) INSURANCE CERTIFICATE. A certificate of the Borrower, executed by a Senior Officer and acknowledged by the Insurance Consultant, substantially in the form set forth in Appendix A-4.

          SECTION 1.03 COMPLETION UNDERTAKING. The Shareholder undertakes to use its best efforts to cause the Completion Date to occur by March 31, 2000.

          SECTION 1.04 WAIVER OF COMPLETION CONDITIONS. Completion shall be deemed to have occurred, even if the conditions set forth in Section 1.01 have not been satisfied, if the Lender delivers a notice to the Borrower and the Shareholder stating that Completion has occurred.

          SECTION 1.05 COMPLETION OF NON-CONFORMING PLANT. If the Lender shall receive from the Borrower all the certificates required in Section 1.02 hereof other than the certificate required by Section 1.02(b), Completion shall nonetheless be deemed to have occurred if the following conditions are met:

          (a) The Lender shall have received a certificate of the Borrower, executed by a Senior Officer and acknowledged by the Independent Engineer, substantially in the form set forth in Appendix A-2 except that the "90%" in paragraph (e) thereof shall be replaced by such other percentage as shall apply (such other percentage being the "ACTUAL CAPACITY").

          (b) The Commitments under the Credit Agreement shall have been reduced ratably by an aggregate amount equal to the following formula:

                             AMOUNT = Cx 90-P(100)  x1.25
                                      ---------
                                         100

     where AMOUNT is the aggregate amount by which the Commitments should be ratably reduced, C is the aggregate amount of the Commitments immediately prior to such reduction and P is the Actual Capacity expressed as a fraction (E.G., 80% would be "0.80").

          (c) If, in giving effect to the reduction of the Commitments pursuant to subsection (b) above, the aggregate principal amount of the outstanding Term Advances exceeds the reduced Term Commitment or the aggregate principal amount of the outstanding Working Capital Advances exceed the Working Capital Commitment, then the Shareholder shall have made a prepayment of the Term Advances and/or the Working Capital Advances, as the case may be, in an amount of principal equal to such excess, together with accrued and unpaid interest thereon and all other amounts due and payable under the Credit Agreement with respect to such amount of principal.

                                      ARTICLE II

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                                          7

                                  FUNDS TO COMPLETE

          SECTION 2.01 FUNDS TO COMPLETE. (a) Prior to Completion, the Shareholder shall provide (or cause to be provided) Shareholder funding, at such times and in such amounts as may be necessary (taking into account all Advances made and those to be made to the Borrower under the Credit Agreement in accordance with the terms thereof) in order to pay when required or due all costs and expenses incurred by or on behalf of the Borrower in connection with the construction, development, design, engineering, acquisition, financing, outfitting, testing, start-up and completion of the Plant, including the cost of Plant equipment and each of the following (such funding being the "FUNDS TO COMPLETE"): (i) all amounts payable by the Borrower to its contractors, suppliers and subcontractors pursuant to the Construction Documents; (ii) the costs and expenses of all engineering, legal, accounting and other professional advisers properly incurred by the Borrower in connection with and attributable to the Plant; (iii) costs of Required Insurance; (iv) administration and maintenance costs incurred during the construction period; and (vi) value-added tax, other taxes and customs charges payable in respect of any of the above.

          (b) The Funds To Complete shall be paid by the Shareholder in the form of either (i) the subscription to additional shares of common stock of the Borrower or other additional contributions to the owners' equity of the Borrower or (ii) the lending of such funds to the Borrower, PROVIDED that (A) on the date of such lending no event shall have occurred and shall be continuing, or would result from such lending, that constitutes a Default and (B) the obligation of the Borrower to repay such funds (and interest thereon) is duly subordinated in right of payment, in writing and upon terms (including, without limitation, terms regarding maturity) satisfactory to the Lender, to the obligations of the Borrower under the Credit Agreement and the Notes.

          (c)   The Shareholder agrees punctually to pay all Funds To Complete.

          SECTION 2.02 NOTICE OF DEFAULT. The Borrower or the Shareholder, as the case may be, shall notify the Lender, promptly, but in any event within three Business Days, of the failure of the Shareholder to make a timely payment in respect of Funds To Complete which the Shareholder is obligated to pay, and of the subsequent payment thereof.

          SECTION 2.03 OBLIGATIONS ABSOLUTE. The Shareholder will perform its obligations under this Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of the Loan Documents or

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                                          8

Construction Documents or any other document related thereto or the rights of the Lender with respect thereto. The obligations of the Shareholder under this Agreement are independent of the Loan Documents and Construction Documents, and a separate action or actions may be brought and prosecuted against the Shareholder to enforce this Agreement, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The obligations of the Shareholder under this Agreement shall be absolute and unconditional irrespective of:

          (ERROR! UNKNOWN SWITCH ARGUMENT.) any lack of validity or enforceability of any Loan Document, any Construction Document or any other agreement or instrument relating thereto or any collateral therefor;

          (ERROR! UNKNOWN SWITCH ARGUMENT.) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Loan Party under the Loan Documents or Construction Documents, or any other amendment or waiver of or any consent to departure from the Loan Documents or Construction Documents, including, without limitation, any increase in the Notes or the obligations of the Borrower under the Credit Agreement resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

          (ERROR! UNKNOWN SWITCH ARGUMENT.) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, whether for payment, collection or performance, for the Loan Documents or Construction Documents;

          (ERROR! UNKNOWN SWITCH ARGUMENT.) any manner of application of collateral, or proceeds thereof, to all or any of the obligations evidenced by the Loan Documents or Construction Documents, or any manner of sale or other disposition of any collateral for all or any of the obligations evidenced by the Loan Documents or Construction Documents or any other assets of the Borrower or any of its subsidiaries;

          (ERROR! UNKNOWN SWITCH ARGUMENT.) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its subsidiaries; or

          (ERROR! UNKNOWN SWITCH ARGUMENT.) any other circumstance (including, without limitation, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of, the Borrower or a surety.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations of the Borrower under the Loan Documents or Construction Documents is rescinded or must otherwise be returned by the Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

          SECTION 2.04 WAIVERS AND ACKNOWLEDGMENTS. (a) The Shareholder hereby waives promptness, diligence, notice of acceptance and any other notice with respect to the Loan Documents or Construction Documents and any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Borrower or any other Person or any collateral.

          (b) The Shareholder hereby waives any right to revoke this Agreement, and acknowledges that this Agreement is continuing in nature and relates to all Obligations under the Loan Documents and Construction Documents, whether existing now or in the future.

          (c) The Shareholder acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 2.04 are knowingly made in contemplation of such benefits.

          SECTION 2.05 SEPARATE UNDERTAKING. Without limiting the generality of any of the foregoing provisions of this Agreement, the Shareholder irrevocably waives, to the full extent permitted by applicable law and for the benefit of, and as a separate undertaking with, the Lender, any defense to the performance of this Agreement which may be available to the Shareholder as a consequence of this Agreement being rejected or otherwise not assumed by the Borrower or any trustee or other similar official for the Borrower or for any substantial part of the property of the Borrower, or as a consequence of this Agreement being otherwise terminated or modified, in any proceeding seeking to adjudicate the Borrower a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of the Borrower or the debts of the Borrower under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, whether such rejection, non-assumption, termination or modification be by reason of this Agreement being held to be an executory contract or by reason of any other circumstance. If the Shareholder is prevented from performing its Obligations under this Agreement to or for the benefit of the Borrower because this Agreement shall be so rejected or otherwise not assumed, or so terminated or modified, the Shareholder agrees for the benefit of, and as a separate undertaking with, the Lender that it will be unconditionally liable to pay to the Lender an amount equal to each payment which would otherwise be payable by the Shareholder under or in connection with this Agreement if this Agreement were not so rejected or otherwise not assumed or were otherwise not so terminated or modified.

          SECTION 2.06 RELEASE UPON PREPAYMENT OF ADVANCES. Notwithstanding anything to the contrary herein, the Shareholder shall be released of its obligations under Section 2.01 hereof upon (a) payment or prepayment in full of all Advances then outstanding under the Credit Agreement, together with all accrued and unpaid interest thereon and all other amounts due and payable under the Credit Agreement and (b) termination of all the Lender's obligations under the Credit Agreement, including without limitation the Lender's obligation to make Advances thereunder.

          SECTION 2.07. COMPLETION GUARANTY NOT APPLICABLE TO OBLIGATIONS UNDER THE CREDIT AGREEMENT OR THE NOTES. The Shareholder (whether as guarantor or otherwise) shall not be required pursuant to this Agreement to pay or otherwise discharge any Obligation of the Borrower arising under the Credit Agreement or any of the Notes, and no provision in this Agreement shall be interpreted as imposing any such requirement on the Shareholder.


                                     ARTICLE III

                              TERMINATION OF OBLIGATIONS

          SECTION 3.01 TERMINATION UPON COMPLETION. This Agreement shall terminate upon Completion. Promptly, but in any case within three Business Days after such termination, the Lender shall notify the Shareholder and the Borrower of such termination; provided, however, that no failure on the part of the Lender to so notify the Shareholder and the Borrower will extend or otherwise delay the date of such termination.

          SECTION 3.02 TERMINATION PRIOR TO COMPLETION. The Borrower may arrange at any time for insurance, a guaranty or another comparable arrangement in form and substance, and from a Person or Persons, acceptable to the Lender as a replacement for the Obligations of the Shareholder under this Agreement. This Agreement shall terminate upon acceptance in writing by the Lender of any such replacement arrangement.

          SECTION 3.03 EFFECT OF TERMINATION Upon any termination of this Agreement, all Obligations of the Borrower and of the Shareholder under this Agreement shall terminate.


                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

          SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. The Shareholder hereby represents and warrants as follows:

          (a) The Shareholder (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (ii) has all requisite corporate power and authority (including, without limitation, all material governmental licenses, permits and other approvals) to own its shares of stock of the Borrower and to enter into this Agreement.

          (b) The execution, delivery and performance of this Agreement and each Related Document to which the Shareholder is or is to be a party have been duly authorized by all necessary corporate action on the part of the Shareholder, and do not (i) contravene its charter or bylaws, (ii) violate any applicable provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to it,
     (iii) result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or other financial instrument, or any other material contract or agreement, binding on or affecting it or any of its properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of its properties.

          (c) Other than those that have already been obtained and as set forth in Schedule 4.01(c) and are in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Shareholder of this Agreement or any Related Document to which it is or is to be a party.

          (d) Each of this Agreement and the Related Documents to which the Shareholder is a party has been duly executed and delivered by the Shareholder and is the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's rights generally or by general principles of equity.

          (e) The Consolidated balance sheet of each of Accuride and its respective Subsidiaries as at December 31, 1998, and the related Consolidated statements of income and cash flow of Accuride and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Deloitte & Touche LLP, independent public accountants, copies of which have been furnished to the Lender, fairly present in all material respects the Consolidated financial condition of Accuride and its respective Subsidiaries as at such date and the Consolidated results of the operations of Accuride and its Subsidiaries for the fiscal year ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis (unless otherwise expressly noted therein), and since December 31, 1998, there has been no Material Adverse Change.

          (f) No information, exhibit or report furnished by the Shareholder to the Lender in writing in connection with the negotiation of this Agreement or the other Loan Documents or pursuant to the terms of this Agreement contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made herein and therein, taken as a whole, not misleading at such time in light of the circumstances in which the same were made, it being understood that for purposes of this Section 4.01(f), such factual information does not include projections and pro forma financial information.

          (g) There is no action, suit, investigation, litigation or proceeding affecting the Shareholder pending or, to the knowledge of the Shareholder, threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to have a Material Adverse Effect or
     (ii) purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby.

          (h) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

          (i) The Shareholder has, independently and without reliance upon the Lender and based on documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

                                      ARTICLE V

                                      COVENANTS

          SECTION 5.01 COVENANTS OF THE SHAREHOLDER. So long as any Advance shall remain unpaid or the Lender shall have any Commitment, the Shareholder will:

          (a) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that the Shareholder shall not be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of the Shareholder shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Shareholder and that the loss thereof is not disadvantageous in any material respect to the Shareholder or the Lender.

          (b) CONDUCT OF BUSINESS. Engage primarily in the vehicle component business and any activity or business incidental, directly related or similar thereto, and any other lines of business carried on by the Shareholder on the date hereof or utilizing the Shareholder's manufacturing capabilities on the date hereof, and/or such other businesses or activities that constitute a reasonable extension, development or expansion thereof or that are ancillary or reasonably related thereto.

          (c) VISITATION RIGHTS. At any reasonable time and from time to time, upon reasonable notice and during normal business hours, permit any authorized representatives designated by the Lender to examine and make abstracts from the records and books of account of, and visit the properties of, the Shareholder and to discuss the affairs, finances and accounts of the Shareholder with any of its officers or directors and with their independent certified public accountants, PROVIDED that the Shareholder may, if it so chooses, be present at or participate in any such discussion.

          (d) KEEPING OF BOOKS. Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Shareholder in accordance with GAAP.

          (e)   REPORTING REQUIREMENTS.  Furnish to the Lender:

                (i) DEFAULT OR LITIGATION NOTICE. Promptly upon any Senior Officer of the Shareholder obtaining knowledge thereof, notice of (i) the occurrence of any event that constitutes a Completion Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Shareholder proposes to take with respect thereto, and (ii) any litigation or governmental proceeding pending against the Shareholder that could reasonably be expected to result in a Material Adverse Effect.

                (ii) QUARTERLY FINANCIALS. As soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Shareholder, a Consolidated balance sheet of Accuride and its Subsidiaries as of the end of such fiscal quarter and the related Consolidated statements of income and cash flow for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year of the Shareholder, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of Accuride as having been prepared in accordance with GAAP, and a certificate of an officer of the Shareholder stating that no Completion Default has occurred and is continuing or, if a Completion Default has occurred and is continuing, a statement as to the nature thereof and the action that the Shareholder has taken and proposes to take with respect thereto.

                (iii) ANNUAL FINANCIALS. As soon as available and in any event within 120 days after the end of each fiscal year of the Shareholder, a Consolidated balance sheet of the Shareholder and its Subsidiaries as of the end of such fiscal year and the related Consolidated statements of income and cash flow for such fiscal year setting forth in each case in comparative form the corresponding figures for the previous fiscal year of the Shareholder, accompanied by an opinion which shall be unqualified as to the scope of the audit and as to the going concern status of the Shareholder and its Subsidiaries taken as a whole, of independent public accountants of recognized standing, together with a certificate of such accounting firm to the Lender stating that in the course of the regular audit of the business of the Shareholder and its Subsidiaries, which audit was conducted by such accounting firm in accordance with applicable generally accepted auditing standards, such accounting firm has obtained no knowledge that a Completion Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Completion Default has occurred and is continuing, a statement as to the nature thereof.

                (iv) Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that the Shareholder sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that the Shareholder files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor or any equivalent governmental authority in Mexico, or with any national securities exchange in the United States or Mexico (in each case to the extent not theretofore delivered to the Lender pursuant to this Agreement), and with reasonable promptness such other information (financial or otherwise) as the Lender may reasonably request in writing from time to time.

          (f) Within 30 days after the date hereof, provide to the Lender a Spanish translation of this Agreement, duly executed and delivered by the Shareholder and in form and substance satisfactory to the Lender.


                                      ARTICLE VI

                                 COMPLETION DEFAULTS

          SECTION 6.01 COMPLETION DEFAULTS. Each of the following events shall be a default of the Shareholder (each a "COMPLETION DEFAULT"):

          (a) PAYMENT DEFAULT. The Shareholder fails to pay or cause to be paid, or to have paid on its behalf, on the date on which the same is due and payable, any amount due pursuant to this Agreement and such default is not remedied within 30 days.

          (b) BREACH OF REPRESENTATION OR WARRANTY UNDER THIS AGREEMENT. A representation or warranty made by the Shareholder in this Agreement proves to have been false in any material respect as and when made and the condition causing such falsity has a material adverse effect on the ability of the Shareholder to meet its obligations under this Agreement.

          (c) BREACH OF COVENANT, ETC. The Shareholder fails to perform or observe in any material respect any other term, covenant or agreement contained herein to be performed or observed by it and such failure continues unremedied for 30 days after notice thereof is given by the Lender to the Shareholder.

          (d)   BANKRUPTCY EVENT.  The Bankruptcy of the Shareholder.

          (e) AGREEMENT UNENFORCEABLE. This Agreement is declared in a final, non-appealable judgment of a court of competent jurisdiction to be unenforceable against the Shareholder or the Shareholder shall have repudiated its obligations hereunder. For this purpose a statement or a dispute regarding the scope or nature of the parties' rights and obligations under this Agreement or a failure to perform any particular obligation as a result of such statement or dispute shall not by itself be deemed to be a repudiation thereof other than a failure that would otherwise constitute a Completion Default.

          SECTION 6.02 COMPLETION DEFAULT REMEDIES. Upon the occurrence and during the continuance of a Completion Default, the Lender shall be entitled to the remedies afforded to it as set forth in the Credit Agreement.


                                     ARTICLE VII

                                    MISCELLANEOUS

          SECTION 7.01 AMENDMENTS. This Agreement may be amended only by an agreement in writing signed by each party hereto.

          SECTION 7.02 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) in the English language (or accompanied by an accurate English language translation upon which any recipient shall have the right to rely for all purposes) and mailed, telegraphed, telecopied, telexed or delivered, if to a party hereto, at its address indicated on the signature pages hereto, or at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any

Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

          SECTION 7.03 NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 7.04 BINDING EFFECT. This Agreement shall become effective when executed and delivered by the parties hereto and shall thereafter be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 7.05 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 7.06 [Intentionally omitted].

          SECTION 7.07 JURISDICTION, ETC. (a) Each of the parties hereto irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement may be brought in the courts of the State of New York. Final judgment against the Borrower or the Shareholder in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including Mexico, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law.

          (b) By the execution and delivery of this Agreement, the each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the Southern District of New York in any such action, suit or proceeding and designates, appoints and empowers CT Corporation Systems, at 1633 Broadway, New York, NY 10019 as its authorized agent to receive for and on its behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York for so long as any obligation of the Borrower or the Shareholder shall remain outstanding hereunder. The Borrower and the Shareholder shall grant an irrevocable power of attorney to CT Corporation Systems in respect of such appointment and shall maintain such power of attorney in full force and effect for so long as any obligation of the Borrower or the Shareholder shall remain outstanding hereunder.

          (c) Nothing in this Agreement shall affect the right of the Lender to commence legal proceedings or otherwise sue the Borrower in Mexico or any other appropriate jurisdiction, or to serve process, pleadings and other legal papers upon the Borrower or the Shareholder in any manner authorized by the laws of any such jurisdiction.

          (d) As long as this Agreement remains in force, the Borrower and the Shareholder shall maintain a duly appointed agent for the service of summons, complaint and other legal process in New York, New York, United States, for purposes of any legal action, suit or proceeding the Lender may bring in respect of this Agreement. The Borrower shall keep the Lender advised of the identity and location of such agent.

          (e) The Borrower and the Shareholder also irrevocably consent, if for any reason its authorized agent for service of process of summons, complaint and other legal process in any such action, suit or proceeding is not present in New York, New York, service of such papers may be made out of those courts by mailing copies of the papers by registered United States air mail, postage prepaid, to the Borrower and the Shareholder at its address specified on the signature pages hereto. In such a case, the Lender shall also send by telex or facsimile, or have sent by telex or facsimile, a copy of the papers to the Borrower and the Shareholder.

          (f) Service in the manner provided in subsection (e) above in any such action, suit or proceeding will be deemed personal service, will be accepted by the Borrower and the Shareholder as such and will be valid and binding upon the Borrower and the Shareholder for all purposes of any such action, suit or proceeding.

          (g) The Borrower and the Shareholder hereby irrevocably waive: (i) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceedings in any court referred to in this Section; and (ii) any claim that any such action, suit or proceedings has been brought in an inconvenient forum.

          SECTION 7.08 JUDGMENT. (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase Dollars with such other currency at Citibank in New York, New York on the Business Day preceding that on which final judgment is given.

          (b) The obligations of the Borrower and the Shareholder in respect of any sum due from it to the Lender hereunder held by the Lender shall, notwithstanding any judgment in a currency other than Dollars be discharged only to the extent that on the Business Day of receipt by the Lender of any sum adjudged to be so due in such other currency the Lender may in accordance with normal banking procedures purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due by the Borrower or the Shareholder to the Lender in Dollars, the Borrower and the Shareholder agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender against such loss, and if the Dollars so purchased exceed the sum originally due by the Borrower or the Shareholder to the Lender in Dollars, the Lender agrees to remit to the relevant party such excess.

          SECTION 7.09 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America.

          SECTION 7.10 THIRD PARTY BENEFICIARIES. This Agreement is for the benefit of the parties hereto and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any person or entity, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder, except that the parties hereto agree that each Participant is a third party beneficiary to this Agreement, entitled to all the rights accruing thereto.

          SECTION 7.11 ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules hereto amend and restate in its entirety the Original Completion Guaranty, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations, correspondence, undertakings and communications, both oral and written, between the parties with respect to the subject matter hereof, including, without limitation, those provisions of the Accuride de Mexico, S.A. de C.V. Summary of Terms and Conditions (finally negotiated by the parties in May 1998) that deal with the subject of a "Completion Guaranty". There are no restrictions, promises, representations, warranties, covenants or undertakings by or between the parties with respect to the subject matter hereof other than those expressly set forth or referred to herein.

          SECTION 7.12 WAIVER OF JURY TRIAL. The Borrower, the Shareholder and the Lender irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Lender in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                              ACCURIDE CORPORATION


                              By:
                                   ----------------------------------------
                                   Name:
                                   Title:
                                   Address:  2315 Adams Lane
                                             P.O. Box 40
                                             Henderson, KY  42420
                                             United States of America
                                             Attn:  William Geubel


                                   with a copy to:

                                   Kohlberg Kravis Roberts & Co., L.P.
                                   2800 Sand Hill Road, Suite 200
                                   Menlo Park, CA  94205
                                   Attn:  Todd Fisher

                              CITIBANK MEXICO, S.A.,
                              GRUPO FINANCIERO CITIBANK


                              By:
                                   ----------------------------------------
                                   Name:
                                   Title:
                                   Address:  Reforma 390
                                             Mexico City, D.F. 06696
                                             Mexico


Accepted and agreed to as of the
date first written above:

ACCURIDE DE MEXICO, S.A. DE C.V.


By:
     --------------------------
     Name:
     Title:
     Address:   Avenida Universidad 1011 Norte,
                Planta Baja
                San Nicolas de los Garza
                Nuevo Leon
                C.P.  66450 Mexico

                                                                    Appendix A-1
                                                          to Completion Guaranty


                       FORM OF PHYSICAL FACILITIES CERTIFICATE


CITIBANK MEXICO, S.A.,
GRUPO FINANCIERO CITIBANK, as Lender
     Grupo Financiero Citibank
     Reforma 390,
     Mexico City, Mexico, D.F.  06695

     Attention:  Doug Schmidt


Re:  ACCURIDE DE MEXICO, S.A. DE C.V.

Ladies and Gentlemen:

          This is the certificate referred to in clause (a) of Section 1.02 of the Amended and Restated Completion Guaranty Agreement, dated as of May __, 1999 among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, and CITIBANK, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time (the "COMPLETION GUARANTY"). Capitalized terms herein and in the appendices hereto, except as otherwise defined herein, shall have the meanings assigned to them in the Completion Guaranty.

          I, [Name of Senior Officer], as [_______________________] of the
Borrower, hereby certify after due inquiry that:

          (a) As of the date hereof, the physical facilities and utilities of the Plant as described in Appendix A-1-A (the "PHYSICAL FACILITIES") have been installed substantially in accordance with the design documents, as amended in accordance with the provisions of Appendix A-1-A, are substantially complete and have become operational.

          (b) As of the date hereof, each of the Physical Facilities has been substantially completed, and each has been accepted by the Borrower from the

                                        A-1-24

contractors or sub-contractors in accordance with the contracts or sub-contracts for the construction or installation of each such facility.

          (c) Attached to this Physical Facilities Certificate is a true and complete copy of the Acknowledgment of the Independent Engineer in connection with this Physical Facilities Certificate.

          The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Certificate are true and complete.


          IN WITNESS WHEREOF, I, [name of Senior Officer], have caused this certificate to be duly executed.

Dated:
                              ACCURIDE DE MEXICO, S.A. DE C.V.



                              By:
                                   -----------------------------------
                                   Name:
                                   Title:  [Senior Officer]

                                    ACKNOWLEDGMENT

          This Acknowledgment is being delivered by the undersigned, [Name of Independent Engineer], a [________________] duly organized and validly existing under the laws of the [State] of [_______________], in connection with the Amended and Restated Completion Guaranty Agreement, dated as of May __, 1999, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time.

          [Name of Independent Engineer] hereby certifies that it has reviewed the Physical Facilities Certificate dated ______________ and has performed such inspections which we have, in our reasonable judgment, deemed necessary for purposes of this acknowledgment. Such inspections, including the names of our employees or agents who performed them, are described in Appendix A-1-B to this acknowledgment. Based on such inspections, we hereby certify that, to the best of our knowledge, each of the certifications of the Borrower set forth in the Physical Facilities Certificates is true and correct in all material respects as of the date hereof.

          IN WITNESS WHEREOF, [Name of Independent Engineer] has caused this acknowledgment to be duly executed.

Dated:

                              [Name of Independent Engineer]



                              By:
                                   ------------------------------
                                   Name:
                                   Title:

                                                                  Appendix A-1-A
                                                          to Completion Guaranty


                              PLANT PHYSICAL FACILITIES

          The Plant's physical facilities shall comprise at a minimum those facilities described hereafter. Physical facilities shall include facilities installed by the Plant to connect to third parties. Design modifications and improvements, as may be approved by the Borrower from time to time, will be accommodated within this appendix provided that these amendments are documented, transmitted to the Independent Engineer, approved by the Independent Engineer, if required, and a final complete listing of these changes is provided to the Independent Engineer prior to Completion.

Approval of the Independent Engineer is required for:

          (i) Modifications to the physical facilities including but not limited to changes in:

                -   Manufacturing equipment
                -   Environmental facilities
                -   Product lines

                provided that only such modifications which individually or in the aggregate materially impair the Plant's performance shall require the Independent Engineer's approval.

          (ii) Those modifications which could materially impair the expected operating or maintenance costs or expected ongoing capital expenditures.

          (iii) Modifications which could impair environmental compliance or any permit or license (in place or required).

          (iv) Modifications or contractor change orders which are estimated to cost in aggregate more than $500,000 for changes to the facilities or which could affect schedule sequencing by more than 20 days.

REQUIRED PHYSICAL FACILITIES

1.    New Spinner #1
2.    New Truing Machine
3.    Line A-8
4.    Washer
5.    Waste Water Treatment Facility
6.    E-Coat System
7.    Line 427
8.    Line 468 or equivalent
9.    Raw Material Crane
10.   Emergency Electrical Plant to Protect E-Coat System
11.   600 T Press or equivalent
12.   Decoiler
13.   New Spinner #2
14.   New Spinner #3
15.   SARA Line with Decoiler
16.   Light Disc Press Line (L-4)
17.   Line A-11 with New Truing Machine and Washer

                                                                    Appendix A-2
                                                          to Completion Guaranty


                            FORM OF OPERATIONS CERTIFICATE

CITIBANK MEXICO, S.A.,
GRUPO FINANCIERO CITIBANK, as Lender
      Grupo Financiero Citibank
      Reforma 390,
      Mexico City, Mexico, D.F.  06695

      Attention:  Doug Schmidt

Re:  ACCURIDE DE MEXICO, S.A. DE C.V.

Ladies and Gentlemen:

          This is the certificate referred to in clause (b) of Section 1.02 of the Amended and Restated Completion Guaranty Agreement, dated as of May __, 1999, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time (the "COMPLETION GUARANTY"). Capitalized terms herein and in the appendices hereto, except as otherwise defined herein, shall have the meanings assigned to them in the Completion Guaranty.

          I, [Name of Senior Officer], as [________________] of the Borrower, hereby certify after due inquiry that:

          (a) Attached to this certificate as Appendix B-2-A are copies of operating records, test results, inspection reports and other documentation relating to production by the Plant during the periods referred to in clause (c) below. Such documentation accurately reflects, in all material respects, the production of the Plant during the period to which it relates.

          (b) All sampling procedures relevant to the matters covered by this certificate were conducted by Borrower in accordance with Prudent Industry Practices.

          (c) For purposes of this Operations Certificate, the first test period (the "FIRST TEST PERIOD") began on [date] and ended on [date] and was comprised of 5 consecutive Business Days [or such shorter period reasonably acceptable to the Independent Engineer, to the extent reasonably justified based upon the Borrower's current sales volume and other relevant factors], each of which days was a scheduled operating day, and the second test period (the"SECOND TEST PERIOD", and together with the First Test Period, the "TEST PERIODS") began on [date] and ended on [date] and was comprised of 5 consecutive Business Days [or such shorter period reasonably acceptable to the Independent Engineer, to the extent reasonably justified based upon the Borrower's current sales volume and other relevant factors], each of which days was a scheduled operating day. Approximately one month elapsed between the first day of the First Test Period and the last day of the Second Test Period.

          (d) All product units manufactured during the Test Periods completed required qualification testing, and processes were verified to insure that parts met dimensional requirements.

          (e) Hourly production rates during the Test Periods were determined by the total number of good parts that were completed on the specific lines for the hours scheduled for the production run during the Test Period. Total hours included set-up and required maintenance completed during the Test Period ("TOTAL HOURS"). The average hourly rates of production, expressed in units produced per hour, for the Total Hours, for each of the lines or operations listed below, were each within 90% of the hourly rate listed after such line or operation:

          Line/Operation           Hour Rate (Units)
          --------------           -----------------
          Line 427                 150
          Spinners                 52 light discs (each Spinner)
          E-Coat                   570 (Wheels and Rims)
          [Line A-8                138]
          SARA                     225

          All the foregoing tests, except as specifically otherwise provided herein, in this Section (e) have been performed during each of the Test Periods.

          (f)   During the First Test Period the actual quantities were:


      Scheduled                               Scheduled       Actual Production
     Quantities       Actual Quantities   Production Hours          Hours
     ----------       -----------------   ----------------    -----------------

          (g)  During the Second Test Period the actual quantities were:


      Scheduled                               Scheduled       Actual Production
     Quantities       Actual Quantities   Production Hours          Hours
     ----------       -----------------   ----------------    -----------------

          (h) Attached to this Operations Certificate is a true and complete copy of an Acknowledgment of the Independent Engineer in connection with this Operations Certificate.

          (i) The Plant is being operated by the Borrower in accordance with Prudent Industry Practices.

          The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Certificate are true and complete.

          IN WITNESS WHEREOF, I, [name of Senior Officer], have caused this certificate to be duly executed.


Dated:


                              ACCURIDE DE MEXICO, S.A. DE C.V.


                              By:
                                   ---------------------------
                                   Name:
                                   Title:  [Senior Officer]

                                    ACKNOWLEDGMENT


          This Acknowledgment is being delivered by the undersigned, [Name of Independent Engineer], a [________________] duly organized and validly existing under the laws of the [State] of [_______________], in connection with the Amended and Restated Completion Guaranty Agreement, dated as of May __, 1999, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time.

          [Name of Independent Engineer] hereby certifies that it has reviewed the Operations Certificate dated [___________] and has performed such inspections, observations, analyses and other procedures which we have, in our reasonable judgment, deemed necessary for purposes of this acknowledgment. Such procedures, including the names of our employees or agents who performed them, are described in Appending B-2-B to this acknowledgment. Based on such procedures described above, we hereby certify that, to the best of our knowledge, each of the certifications of the Borrower set forth in the Operations Certificate is true and correct in all material respects as of the date hereof.

          IN WITNESS WHEREOF, [name of Independent Engineer] has caused this acknowledgment to be duly executed.


Dated:


                                   [Name of Independent Engineer]


                                   By:
                                        ---------------------------
                                        Name:
                                        Title:

                                                                    Appendix A-3
                                                          to Completion Guaranty


                         FORM OF LEGAL CONDITIONS CERTIFICATE

CITIBANK MEXICO, S.A.
GRUPO FINANCIERO CITIBANK, as Lender
     Grupo Financiero Citibank
     Reforma 390,
     Mexico City, Mexico, D.F.  06695

     Attention:  Doug Schmidt

Re:  ACCURIDE DE MEXICO, S.A. DE C.V.

Ladies and Gentlemen:

          This is the certificate referred to in clause (c) of Section 1.02 of the Amended and Restated Completion Guaranty Agreement, dated as of May __, 1999, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time (the "COMPLETION GUARANTY"). Capitalized terms herein and in the appendices hereto, except as otherwise defined herein, shall have the meanings assigned to them in the Completion Guaranty.

          I, [Name], as _________________________ of the Borrower, hereby certify after due inquiry that, to the best of my knowledge, as of the date hereof:

          (a) Each of the Construction Documents remains in full force and effect.

          (b) The authorizations, approvals and consents from governmental authorities in the United Mexican States listed in Schedule 4.01(d)(ii) to the Credit Agreement that are still required as of the date hereof, any others that as of the date hereof have become required for, and in each case are material to, operation of the Plant substantially as it was operated during the Test Period referred to in the Operations Certificate, and those which are necessary for the current stage of development of the Plant are in full force and effect and not subject to appeal.

                                        A-3-33

          (c) The security interests required to be created by or pursuant to the Collateral Documents are in full force and effect.

          (d)  No Default has occurred and is continuing.

          (e) There are no contractors' liens (other than Permitted Liens as such term is defined in the Credit Agreement) under Mexican law or under any Construction Documents on any of the Physical Facilities of the Borrower.

          The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Certificate are true and complete.

          IN WITNESS WHEREOF, I, [name] have caused this certificate to be duly executed.


Dated:


                              ACCURIDE DE MEXICO, S.A. DE C.V.


                              By:
                                   ---------------------------
                                   Name:
                                   Title:

                                        A-3-34

                                                                    Appendix A-4
                                                          to Completion Guaranty


                            FORM OF INSURANCE CERTIFICATE

CITIBANK MEXICO, S.A.
GRUPO FINANCIERO CITIBANK, as Lender
     Grupo Financiero Citibank
     Reforma 390,
     Mexico City, Mexico, D.F.  06695

     Attention:  Doug Schmidt

Re:  ACCURIDE DE MEXICO, S.A. DE C.V.

Ladies and Gentlemen:

          This is the certificate referred to in clause (d) of Section 1.02 of the Amended and Restated Completion Guaranty Agreement, dated as of May __, 1999, among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time (the "COMPLETION GUARANTY"). Capitalized terms herein and in the appendices hereto, except as otherwise defined herein, shall have the meanings assigned to them in the Completion Guaranty.

          I, [Name], as _________________________ of the Borrower, hereby certify after due inquiry that, as of the date hereof all minimum insurance coverage required to be now in effect pursuant to Section 5.01(d) of the Credit Agreement is in full force and effect.

          Attached to this Insurance Certificate is a true and complete copy of the Acknowledgment of the Insurance Consultant in connection with this Insurance Certificate.

          The Borrower hereby certifies, after due inquiry, that the facts stated by the Borrower in this Certificate are true and complete.

                                        A-4-35

          IN WITNESS WHEREOF, I, [name] have caused this certificate to be duly executed.


Dated:


                                   ACCURIDE DE MEXICO, S.A. DE C.V.


                                   By:
                                        ---------------------------
                                        Name:
                                        Title:

                                    ACKNOWLEDGMENT

          This Acknowledgment is being delivered by the undersigned, [Name of Insurance Consultant], a [________________] duly organized and validly existing under the laws of the [State] of [_______________], in connection with the Amended and Restated Completion Guaranty Agreement, dated as of May __, 1999 among the Borrower, ACCURIDE CORPORATION, a Delaware corporation, and CITIBANK MEXICO, S.A., GRUPO FINANCIERO CITIBANK, as the same may be amended, supplemented or otherwise modified from time to time.

          [Name of Insurance Consultant], hereby certifies that it has reviewed the Insurance Certificate dated [___________] and has performed such reviews and other procedures which we have, in our reasonable judgment, deemed necessary for purposes of this acknowledgment. Such procedures, including the names of our employees or agents who performed them, are described in Appendix A-4-A to this acknowledgment. Based on such procedures, we hereby certify that, to the best of our knowledge, each of the certifications of the Borrower set forth in the Insurance Certificate is true and correct in all material respects as of the date hereof.

          IN WITNESS WHEREOF, [name of Insurance Consultant] has caused this acknowledgment to be duly executed.


Dated:


                                   [Name of Insurance Consultant]


                                   By:
                                        ---------------------------
                                        Name:
                                        Title: